UNITED STATES

SEURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

THE GREENROSE HOLDING COMPANY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway
Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one Pink redeemable warrant	OTC
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2023, The Greenrose Holding Company Inc. (the “Company”) received a purported action by written consent signed by Greenrose Associates, LLC, YA II PN, Ltd., and True Harvest LLC, dated January 24, 2023, seeking to remove all of the current members of the Company’s Board of Directors (the “Board”) and appointing William Harley III, Daniel Harley, Jared Penman, Dieter Gable, and Brad Cooke as the directors of the Company (the “Purported Stockholder Consent”) and notice of certain other purported actions resulting therefrom. Greenrose Associates, LLC, YA II PN, Ltd., and True Harvest LLC state that they collectively own approximately 58.956% of Greenrose’s outstanding common stock.

The Company believes that the Purported Stockholder Consent and the other purported actions are invalid. Accordingly, the Company believes that the removal of the current members of the Board on January 24, 2023 was not effective and the Board continues to consist of John Falcon, Steven Cummings, John Torrance, III, Benjamin Rose, Jarom Fawson, Thomas Lynch, Brendan Sheehan, William Harley III, and Daniel Harley, who will continue in office until the earlier of their resignation or their successors are duly elected in accordance with Delaware law and the Company’s Certificate of Incorporation and Amended and Restated Bylaws, adopted on October 3, 2022.

The Company also intends to file an Information Statement on Schedule 14C (the "Information Statement") pursuant to Regulation 14C and Rule 14c-2 of the Securities Exchange Act of 1934, as amended, in order to provide stockholders with required information regarding the Purported Stockholder Consent. The Company believes the Purported Stockholder Consent is invalid under Delaware law. The Company further notes that controlling federal law and SEC rules require 20 days’ notice after the Information Statement is distributed to stockholders before any written consent by the stockholders could be considered valid.

Item 7.01 Regulation FD Disclosure.

On January 26, 2023, a hearing was held on the Emergency Application for Appointment of a Receiver, filed by Next Step Advisors, LLC, a Nevada limited liability company doing business in Maricopa County, Arizona, M. Sipolt Marketing, LLC, an Arizona limited liability company doing business in Maricopa County, Arizona, Sabertooth Investments, LLC, a Delaware limited liability company doing business in Maricopa County, Arizona, True Harvest, LLC, an Arizona limited liability company doing business in Maricopa County, Arizona (each a “Plaintiff” and collectively, the “Plaintiffs”), before the Superior Court of the State of Arizona in and for the County of Maricopa, which Emergency Application was previously disclosed by the Company on November 15, 2022. On January 26, 2023, the court denied Plaintffs’ request for appointment of an interim receiver.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENROSE HOLDING COMPANY INC.

Date: January 30, 2023	By:	/s/ Tim Bossidy
	Name:	Tim Bossidy
	Title:	Interim Chief Executive Officer

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